Exhibit 99.1

                       FIRST AMENDMENT TO LOAN AGREEMENT

     This is the First Amendment (the "First Amendment") dated as of April 7, 2005 to the Loan Agreement dated as of November 5, 2003 between Israel Discount Bank of New York (hereinafter referred to as "Lender"), a New York bank, having an office at 511 Fifth Avenue, New York, New York 10036 and Syms Corp. (hereinafter referred to as "Borrower"), a New Jersey corporation, with its principal office located at One Syms Way, Seacaucus, New Jersey 07094 (the "Loan Agreement"). All capitalized terms that are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement as of the date hereof (the "Effective Date") by (i) increasing the Maximum Revolving Credit Amount from $20,000,000 to $30,000,000; (ii) extending the Commitment Termination Date to May 1, 2008; and (iii) modifying certain other terms and conditions of the Loan Agreement.

     NOW, THEREFORE, it is agreed as follows:

     1. The definition of Maximum Revolving Credit Amount contained in Appendix A of the Loan Agreement is hereby amended to read "Maximum Revolving Credit Amount - $30,000,000.".

     2. The definition of Commitment Termination Date contained in Appendix A of the Loan Agreement is hereby amended to read "Commitment Termination Date - May 1, 2008".

     3. References in the Loan Agreement to Note or Revolving Credit Note shall be deemed to refer to the First Amended Revolving Credit Note attached hereto as Exhibit A.

     4. Section 2.5 of the Loan Agreement related to Deficiency Balance
Fees is hereby amended by deleting reference to the amount of "$250,000" and inserting in its place and stead the amount of "$375,000".

     5. Section 3.3 of the Loan Agreement related to Termination and Reduction of the Commitment is hereby deleted in its entirety and replaced with the following:

          3.3 Mandatory and Optional Prepayments; Commitment Reduction or Termination; Termination Fee.

               3.3.1 Reduction or Termination of the Commitment. Borrower shall have the right, upon at least two (2) Business Days' prior written or telephonic notice (promptly confirmed in writing) to Lender, at any time prior to the Commitment Termination Date, to terminate or from time to time reduce the Commitment provided that the Commitment may not be reduced to the extent that following such reduction the sum of the aggregate unpaid principal balance of the Loans and the Lender Letter of Credit Obligations would exceed the

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          Commitment. Any notice of termination or reduction given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or extend or amend any Letters of Credit on or after the termination date stated in such notice.

               3.3.2. Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement given by Borrower pursuant to
          Section 3.3.1. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds and with respect to any outstanding Letters of Credit issued for the account of Borrower and any other outstanding Obligations of Borrower to Lender, Lender has obtained sufficient cash collateral or an appropriate indemnification by any new lender.

     6. Section 5.3.1 of the Loan Agreement related to Working Capital is hereby amended by deleting reference to the amount of "$50,000,000" and inserting in its place and stead the amount of "$55,000,000":

     7. Section 5.3.3 of the Loan Agreement related to Consolidated Tangible Net Worth is hereby amended by deleting reference to the amount of "$175,000,000" and inserting in its place and stead the amount of "$180,000,000":

     8. Section 5.3.4 of the Loan Agreement related to Capital Expenditures is hereby amended to read as follows:

          Capital Expenditures. Not permit the sum of Borrower's Capital Expenditures plus Dividends minus Net Proceeds to exceed (i) $15,000,000 for each fiscal year of the Borrower through February 28, 2005; and (ii) for each fiscal year thereafter, $15,000,000 plus the Carry Forward Amount. "Carry Forward Amount" shall mean, for any fiscal year of the Borrower, the excess, if any, of $15,000,000 over the aggregate amount of Capital Expenditures for the immediately preceding fiscal year.

     9. The obligations of Lender under this First Amendment and the Loan Agreement are subject to the following conditions precedent, all of which shall be performed or satisfied in a manner in form and substance reasonably satisfactory to Lender and its counsel:

          a. The Lender shall have received the First Amended Revolving Credit Note, duly executed by the Borrower. Promptly upon receipt of said First Amended Revolving Credit Note, the Lender will mark as terminated the Credit Note dated as of November 5, 2003 and transmit the original of said terminated Credit Note to

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     the Borrower for its records;

          b. The Lender shall have received a certified (as of the Effective
     Date) copy of a unanimous written consent of the executive committee of, or resolutions of, the board of directors of the Borrower authorizing and approving this First Amendment and the First Amended Revolving Credit Note;

          c. The Lender shall have received a certificate signed by the President, Vice President or Chief Financial Officer of the Borrower dated as of the Effective Date, stating that:

               i. The representations and warranties contained in this First Amendment and in the Loan Documents are true and correct in all material respects on and as of such date;

               ii. No Default or Event of Default has occurred and is continuing, or would result from the making of this First Amendment;

          d. The Lender shall have received payment of the reasonable legal fees and expenses of the Lender's counsel; and

          e. The Lender shall have received payment of an extension fee in the amount of $37,500. which the Borrower acknowledges shall have been earned by the Lender in connection with the transactions contemplated hereby.

     10. All terms and conditions of the Loan Agreement, except as modified by this agreement are hereby affirmed and ratified.

     11. The Loan Agreement, together with this First Amendment, embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

     12. This First Amendment shall be governed and construed in accordance with the laws of the State of New York.

     13. No modification or waiver of or with respect to any provision of this First Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

     14. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such

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clause or provision in any other jurisdiction, or any other clause or provision in this First Amendment in any jurisdiction.

     15. This First Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     16. This First Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this First Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

     IN WITNESS WHEREOF, the parties have set their hands hereto the day and the year first above written.

                           SYMS CORP.

                           By:  /s/ Marcy Syms
                                -------------------------------
                                Name: Marcy Syms
                                Title: Chief Executive Officer

                           ISRAEL DISCOUNT BANK OF NEW YORK


                           By:  /s/ Marcia A. O'Kane
                                -------------------------------
                                Name: Marcia A. O'Kane
                                Title: Vice President

                           By:  /s/ Ronald J. Bongiovanni
                                -------------------------------
                                Name: Ronald J. Bongiovanni
                                Title: Senior Vice President